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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2005


                       PROTEIN POLYMER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                      0-19724               33-0311631
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  (State or other jurisdiction of        (Commission           (IRS Employer
   incorporation or organization)        File Number)        Identification No.)

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     10655 Sorrento Valley Road, San Diego, California             92121
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         (Address of principal executive offices)                (Zip Code)

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       Registrant's telephone number, including area code: (858) 558-6064
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                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.


        On April 7, 2005, at a meeting of the Board of Directors, J. Thomas Parmeter vacated his position as Chief Executive Officer of Protein Polymer Technologies, Inc. (the "Company"). He will remain as a full-time employee in his role as the Chairman of the Board of Directors.

        At the same meeting, the Board of Directors of the Company appointed William N. Plamondon as Chief Executive Officer to replace Mr. Parmeter in that office.

        Mr. Plamondon's business experience during the past five years as well as his other directorships held in reporting companies is fully set forth in
Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2005 and in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

        The Company has not yet entered into a formal agreement for the employment of Mr. Plamondon. However, the Board of Directors provided that the Company will pay $300,000 annually, at the rate of $25,000 per month, to Mr. Plamondon's affiliated consulting company, R.I. Heller & Co., LLC. In addition, the Board of Directors also provided that Mr. Plamondon would receive rights to acquire 2,000,000 shares of the Company's common stock, the terms of which are to be determined by the compensation committee of the Board of Directors.

        The Company has issued a press release which details the above-mentioned events. A copy of the press release is filed as Exhibit 99.1 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

        (c)    Exhibits.

               99.1          Press Release of Protein Polymer Technologies, Inc.
                             dated April 11, 2005




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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PROTEIN POLYMER TECHNOLOGIES, INC.,
                               a Delaware corporation


Date: April 13, 2005           By: /s/ J. Thomas Parmeter
                                   ---------------------------------------------
                                   J. Thomas Parmeter
                                   Chairman of the Board



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                                  EXHIBIT INDEX

Exhibit No.           Description
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99.1                  Press Release of Protein Polymer Technologies, Inc. dated
                      April 11, 2005